UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549




                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):August 24, 2004



              MAUI LAND & PINEAPPLE COMPANY, INC.
     (Exact name of registrant as specified in its charter)



           HAWAII                     0-6510             99-0107542
(State or other jurisdiction        (Commission       (I.R.S. Employer
of incorporation or organization)   File Number)     Identification No.)




120 Kane Street, P. O. Box 187, Kahului, Maui, Hawaii      96733-6687
    (Address of Principal Executive Offices)               (Zip Code)



Registrant's telephone number, including area code:(808) 877-3351



                              NONE
  Former Name or Former Address, if Changed Since Last Report









ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION
           OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

      On August 24, 2004, Randolph G. Moore tendered his resignation as a Class One Director of the Company. See press release dated August 27, 2004, attached hereto as Exhibit 99.1.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

       (c) Exhibits.

           99.1 Maui Land & Pineapple Company, Inc. Director
               Resigns dated August 27, 2004













                           SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                              MAUI LAND & PINEAPPLE COMPANY, INC.



AUGUST 30, 2004               /S/ FRED W. RICKERET
Date                          Fred W. Rickert
                              Acting Chief Financial Officer
                              (Principal Financial Officer)